SUPPLEMENT DATED MAY 1, 2012
TO PROSPECTUS DATED MAY 1, 2007

LEGACY BUILDER PLUS
Issued through
Separate Account VUL-A
By
Transamerica Life Insurance Company

The following information hereby supplements or amends, and to the extent inconsistent replaces, certain information contained in your prospectus:

INVESTMENT OPTIONS:

Effective 4-30-2012:

Invesco V.I. Capital Appreciation Fund merged into Invesco Van Kampen V.I. Capital Growth Fund and the merged fund changed its name to Invesco Van Kampen V.I. American Franchise Fund.

Please see the investment option  prospectus for any changes regarding the change.

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The following replaces the respective paragraph under “Revenue We Receive”:

Rule 12b-1 Fees. We, and/or our affiliate, Transamerica Capital, Inc. (“TCI”) who is the principal underwriter for the Policies,  indirectly receives 12b-1 fees from the funds available as investment choices under our variable insurance products. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us. These fees range from 0.00% to 0.35% of the average daily assets of the certain underlying fund portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.

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The following paragraph is added to the section entitled “Disruptive Trading and Market Timing” after the second paragraph under “Deterrence”:

In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels.  At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios).  Please note that transfers of less than one million dollars may be disruptive in some circumstances and this general amount may change quickly.

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Fund Expenses and Illustrations:

The information regarding Fund Expenses and both the explanation and "Hypothetical Illustrations" is out-of-date and should not be relied upon.

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For additional information, you may contact us at our administrative and service office at 1-800-525-6205, from 8:00 a.m. – 4:30 p.m., Central Time. TCI serves as the principal underwriter for the Policies.  More information about TCI is available at http://www.finra.org  or by calling 1-800-289-9999.  You also can obtain an investor brochure from the Financial Regulatory Authority ("FINRA")  describing its Public Disclosure Program.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR MAY 1, 2007 PRODUCT PROSPECTUS